UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 22, 2025

HA SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35877	46-1347456
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Place, Suite 200

Annapolis, Maryland 21401

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (410) 571-9860

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HASI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On December 22, 2025, HA Sustainable Infrastructure Capital, Inc. (the “Company”), entered into an amendment (the “Fifth Amendment”) to the credit agreement (the “Credit Agreement”), dated as of April 12, 2024 and as previously amended on September 10, 2024 (the “First Amendment”), October 31, 2024 (the “Second Amendment”), March 28, 2025 (the “Third Amendment”) and December 9, 2025 (the “Fourth Amendment”) for the Company’s $1.550 billion, 4-year unsecured CarbonCount®-based revolving credit facility with JPMorgan Chase Bank, N.A. as administrative agent and Natixis, New York Branch and The Bank of Nova Scotia as lenders (the “Lenders”). As described in the Fifth Amendment, the Company partially utilized the accordion feature of the Credit Agreement to increase available revolving commitments by $175 million (from $1.650 billion to $1.825 billion).

Copies of the Credit Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment are filed as Exhibits 1.1, 1.2, 1.3, 1.4, 1.5 and 1.6 to this Current Report on Form 8-K, and the descriptions of the terms of the Credit Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment in this Item 8.01 are qualified in their entirety by reference to such Exhibits, which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Credit Agreement, dated as of April 12, 2024, by and among the Company, certain subsidiaries of the Company, JPMorgan Chase Bank, N.A. as administrative agent, sole bookrunner and sustainability structuring agent and lender, Citibank, N.A., Credit Agricole Corporate and Investment Bank, Keybank National Association, M&T Bank, Mizuho Bank, Ltd., Morgan Stanley Senior Funding, Inc., Royal Bank of Canada, Sumitomo Mitsui Banking Corporation and Truist Securities, Inc. as joint lead arrangers, Bank of America, N.A., Barclays Bank PLC and Goldman Sachs Bank USA as documentation agents, and each lender from time to time party thereto (incorporated by reference to Exhibit 1.1 to the Company’s Form 8-K (No.001-35877), filed on April 17, 2024).

1.2	Amendment No. 1 to Credit Agreement, dated as of September 10, 2024, by and among the Company, certain subsidiaries of the Company, JPMorgan Chase Bank, N.A. as administrative agent, sole bookrunner, sustainability structuring agent and lender, Citibank, N.A., Credit Agricole Corporate and Investment Bank, Keybank National Association, M&T Bank, Mizuho Bank, Ltd., Morgan Stanley Senior Funding, Inc., Royal Bank of Canada, Sumitomo Mitsui Banking Corporation and Truist Securities, Inc. as joint lead arrangers and lenders, and Bank of America, N.A., Barclays Bank PLC and Goldman Sachs Bank USA as documentation agents and lenders (incorporated by reference to Exhibit 1.2 to the Company’s Form 8-K (No.001-35877), filed on September 13, 2024).

1.3	Amendment No. 2 to Credit Agreement, dated as of October 31, 2024, by and among the Company, certain subsidiaries of the Company, JPMorgan Chase Bank, N.A. as administrative agent and Coöperatieve Rabobank U.A., New York Branch as lender (incorporated by reference to Exhibit 1.3 to the Company’s Form 8-K (No.001-35877), filed on November 1, 2024).

1.4	Amendment No. 3 to Credit Agreement, dated as of March 28, 2025, by and among the Company, certain subsidiaries of the Company, JPMorgan Chase Bank, N.A. as administrative agent and Bank of Montreal and M&T Bank as lenders (incorporated by reference to Exhibit 1.4 to the Company’s Form 8-K (No.001-35877), filed on March 31, 2025).

1.5	Amendment No. 4 to Credit Agreement, dated as of December 9, 2025, by and among the Company, certain subsidiaries of the Company, JPMorgan Chase Bank, N.A. as administrative agent and ING Capital LLC as lender (incorporated by reference to Exhibit 1.5 to the Company’s Form 8-K (No.001-35877), filed on December 10, 2025).

1.6	Amendment No. 5 to Credit Agreement, dated as of December 22, 2025, by and among the Company, certain subsidiaries of the Company, JPMorgan Chase Bank, N.A. as administrative agent and Natixis, New York Branch and The Bank of Nova Scotia as lenders.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HA SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.

	By:	/s/ Steven L. Chuslo
Dated: December 29, 2025		Steven L. Chuslo
Executive Vice President and Chief Legal Officer